UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 18, 2005





                          McDERMOTT INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)



     REPUBLIC OF PANAMA              001-08430                  72-0593134
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 (State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)              File Number)            Identification No.)




  1450 Poydras Street, New Orleans, Louisiana                   70112-6050
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   (Address of principal executive offices)                     (Zip Code)


Registrant's Telephone Number, including Area Code: (504) 587-5400
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                    _________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
                    _________________________________________

Item 1.01  Entry into a Material Definitive Agreement.

     Today, McDermott International Inc. issued a press release announcing that on March 18, 2005, BWX Technologies, Inc. entered into the First Amendment to BWXT's Revolving Credit Agreement. A copy of the amendment and press release are included as exhibits 10.1 and 99.1, respectively, to this report and are incorporated by reference.

     Other parties to the First Amendment include BWXT Services, Inc. and BWXT Federal Services, Inc., as guarantors, and The Bank of Nova Scotia, Wells Fargo Bank, N.A., Allied Irish Banks, PLC, Compass Bank, Amegy Bank of Texas, N.A., and Calyon, New York Branch, as lenders. BWXT Services, Inc. and BWXT Federal Services, Inc. are wholly-owned subsidiaries of McDermott.


Item 9.01  Financial Statements and Exhibits.

     (c) Exhibits

         10.1    First Amendment to Revolving Credit Agreement dated March 18,
                 2005.

         99.1    Press Release dated March 24, 2005.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                               McDERMOTT INTERNATIONAL, INC.




                                           By: /s/ Keith G. Robinson
                                               ---------------------------------
                                               Keith G. Robinson
                                               Corporate Controller




March 23, 2005


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